                                                                    EXHIBIT 10.1









                                 OFFICE LEASE

                                    between

                    STEVENS CREEK OFFICE CENTER ASSOCIATES,

                                  as LANDLORD

                                      and

                         PORTAL COMMUNICATIONS COMPANY

                                   as TENANT

                            BASIC LEASE INFORMATION

                                 OFFICE LEASE


LEASE DATE:                     November 4, 1991

LANDLORD:                       STEVENS CREEK OFFICE CENTER ASSOCIATES, A California Limited
                                Partnership
                                20863 Stevens Creek Blvd, #50
                                Cupertino, CA

ADDRESS OF LANDLORD:            20863 Stevens Creek Blvd.
                                Suite #500
                                Cupertino, CA 95014

TENANT:                         John Little
                                (dba Portal Communications Company)

ADDRESS OF TENANT:              20863 Stevens Creek Blvd.
                                Suite #260
                                Cupertino, CA 95014

CONTACT:                        John Little   TELEPHONE:  973-9111

BUILDING:                       20863         SUITE: 200

FLOOR:                          First

RENTABLE AREA OF PREMISES:      2,773 rentable square feet (includes a 4% Load Factor)
                                *Measured n accordance with BOMA Standards

PARAGRAPH 3:                    Term:  60 Months Commencing on 1/15/92 and ending on 1/14/97

PARAGRAPH 5:                    Rent: Months  00-24 Three thousand five hundred no/dollars
                                              ($3,500.00) per month
                                              25-36 Four thousand three hundred twenty
                                              no/dollar ($4,320.00) per month
                                              37-60 Five thousand two hundred sixty-eight
                                              70/dollars ($5,268.70) per month

PARAGRAPH 7:                    Base tax Year. 1992

PARAGRAPH 7:                    Base Expense Year: 1992

PARAGRAPH 6:                    Security Deposit: Four thousand three hundred twenty no/dollar ($4,320.00)

                                       1
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

Addenda:  32.                   Right of First Refusal on 20863 Stevens Creek Blvd.

Addenda:  33.                   Right to Renew Lease Agreement for three (3) years at 95% of market

RENTABLE AREA OF PROJECT:       107,179

TENANT PERCENTAGE SHARE:        259%
SHARE:

                             OFFICE BUILDING LEASE

1. PARTIES. This Lease, dated, form reference purposes only, November 4, 1991, is made by and between STEVENS CREEK OFFICE CENTER ASSOCIATES (herein called "Landlord") and PORTAL COMMUNICATION COMPANY (herein called "Tenant").

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A" attached hereto and incorporated herein by reference, said Premises being agreed, for the purpose of this Lease, to have an area of approximately 2,773 square feet and being situated on the first floor of that certain Building known as 20863 Stevens Creek Blvd., Cupertino, California.

          Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance, The premises may include a proportionate share of common area.

3. TERM. The term of this Lease shall be for 60 months, commencing on the 15 day of January, 1991 and ending on the 14th day of January 1997.

4.  POSSESSION.

       4.a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

       4.b. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advice the termination date hereinabove provided.

5. RENT. Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises the sum of:

             **SEE BASIC LEASE INFORMATION PAGE FOR RENT SCHEDULE
               --------------------------------------------------

on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum of Four thousand three hundred twenty no/dollars ($4,320.00). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or remain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may Spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, If any portion of said deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7. RENT ADJUSTMENTS. For the purposes of this Article, the following terms are defined as follows:

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
        Base Year:              The calendar year in which this lease term commences.

        Comparison Year:        Each calendar year of the term after the Base Year.

        Direct Expenses:        *SEE ATTACHED INSERT #1*

INSERT #1

Direct Expenses:

          "Notwithstanding the foregoing, Direct Expenses shall not include, and Tenant shall not be required to pay, any of the following: (a) legal fees, brokerage commissions, advertising costs, or other related expenses incurred in connection with the leasing of the Building of which the Premises are a part;
(b) repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Building; (c) any improvements, alterations or expenditures of a capital nature, except as expressly allowed; (d) damage and repairs attributable to fire or other casualty; (e) damage land repairs covered under any insurance policy carried by Landlord in connection with the Building; (f) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's agents, employees, contractors or invitees; (g) executive salaries or salaries of service personnel to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Building and its common areas; (h) Landlord's general overhead expenses not related to the Building; (i) payments of principal or interest on any mortgage or other encumbrance; (j) legal fees, accountants fees and other expenses incurred in connection with disputes with tenants or other occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof; (k) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for tenants or other occupants or vacant space in the Building; (l) cost incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (m) services or installations furnished to any tenant in the Building which are not furnished to Tenant or quantities of such services furnished to any tenant in the Building which are also furnished to Tenant but are furnished to other tenants in an amount materially in excess of that which would represent a fair proportion of such services; (n) the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed; (o) any cost or expense related to the removal, transportation or storage of hazardous materials from the Premises, Building or land on which the Building is located; and (p) any other expense which under generally accepted accounting principles and practice, would not be considered a normal maintenance and operating expense."


7b Additional Rent:                 The Tenant shall, pay to the Landlord Rent "additional
                                    rent" which shall consist of a pro rata portion of the
                                    Direct Expenses.  Paragraph 5b reflects Tenant's pro rata
                                    portion of the Direct Expenses based on Landlord's current
                                    Direct Expenses.  If the Direct Expenses paid or I
                                    incurred by the Landlord for the Base Year or the
                                    Comparison Year on account of the operation and
                                    maintenance of the Property, of which the Premises are a
                                    part, are in excess of the estimated expenses for the Base
                                    Year (see BASIC LEASE, PAGE) , then the Tenant shall pay
                                    259% of the increase.  This percentage is that portion of
                                    the total rentable area of the Property which is the
                                    Tenant's Premises.  Landlord shall endeavor to give to
                                    Tenant on or before the first day of March of each year
                                    following the Base Year a statement of the increase in
                                    additional rent payable by Tenant hereunder, but failure
                                    by Landlord to give such statement by said date shall not
                                    constitute a waiver by Landlord of its right to require an increase in rent.  Upon receipt of the statement, Tenant
                                    shall pay in full the total amount of the increase, if
                                    any, due for the past year and, in addition, the amount of any such increase shall be used as an estimate of increase for said current year; this amount shall be divided into
                                    twelve (12) equal monthly installments and Tenant shall
                                    pay to Landlord, concurrently with the regular monthly
                                    rent payment next due following the receipt of such
                                    statement, an amount equal to one (1) monthly installment
                                    multiplied by the number of months from January in the
                                    calendar year in which said statement is submitted to the
                                    month of such payment, both months inclusive.  Subsequent
                                    installments shall be payable concurrently with the
                                    regular monthly rent payments for the balance of that
                                    calendar year and shall continue until the next Comparison
                                    Year's statement is rendered.  If the next or any
                                    succeeding Comparison Year results in a greater increase
                                    in Direct Expenses, then upon receipt of a statement from
                                    Landlord, Tenant shall pay a lump sum equal to such total
                                    increase in Direct Expenses over the estimate for the Base
                                    Year, less the total of the monthly installments of
                                    estimated increases paid in the previous calendar year for which comparison is then being made to the Base Year; and
                                    the estimated monthly installments to be paid for the next year, following said Comparison Year shall be adjusted to
                                    reflect such increase.  If in any Comparison Year the
                                    Tenant's share of Direct Expenses is
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                                       4

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
                                    less than the preceding year, then upon receipt of
                                    Landlord's statement, any overpayment made by Tenant on
                                    the monthly installment basis provided above shall be
                                    credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be
                                    paid shall be adjusted to reflect such lower Direct
                                    Expenses for the most recent Comparison Year. If this
                                    Lease terminates during a calendar year, the rental
                                    adjustment shall be payable for the portion of the Calendar
                                    Year covered by the lease term.
                                    *Tenant shall incur a maximum 5% increase per year for
                                    direct expenses.

8.  USE.

       8.a. Tenant shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord.

       8.b. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

        8.c. Tenant shall not bring, store, deposit or use any Hazardous Material (as defined herein) on the Premises, nor shall Tenant allow or permit its agents, employees, or contractors to bring, store, deposit or use any Hazardous Material on the Premises, except incidental quantities of household chemicals commonly used for office and janitorial purposes. "Hazardous Material" as used herein shall mean any hazardous, toxic or radioactive substance now or hereafter regulated by federal, state or local governmental or other authority, including, but not limited to, any "hazardous substance" as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act.

9. COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal. *Landlord consent shall not be unreasonably withheld and shall be responded to in a timely manner.

11.  REPAIRS

        11.a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of this Lease surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth. *Except latent defects.

        11.b. Notwithstanding the provisions of Article 11.a. hereinabove, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating, and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. *Except Landlords gross negligence or willful misconduct or breach of contract of Landlord, Landlord's agent or contractor. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

12. LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the Written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, constitute a default under this Lease. An assignment for purposes of this paragraph shall include any sale or transfer, including by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interest in Tenant, if Tenant is a partnership, in a single transaction or a series of related transactions. If tenant shall assign, sublet or otherwise transfer this Lease or the Premises, or any portion thereof, with Landlord's consent, Tenant shall pay to Landlord as additional rent, as and when received, one-half of all amounts received by Tenant from such assignment, subletting or transfer, in excess of the amounts required to be paid by Tenant to Landlord pursuant to this Lease. *SEE ATTACHED INSERT #2

14. HOLD HARMLESS. Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted by the Tenant in or about the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence 0 the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim Dr any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant as a material part of the consideration to Landlord hereby, assumes all risk of damage to property or injury to persons, ill, upon or about the Premises, from any cause other than Landlord's and Landlord's Agents gross negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

          Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

INSERT #2

Notwithstanding anything to the contrary hereinabove, Tenant may assign this Lease, or sublet any portion thereof, without Landlord's consent to any of the following:

(i) any corporation or other entity which controls, is controlled by, or is under common control with Tenant; (ii) any corporation or other entity resulting from the merger or consolidation of Tenant; and (iii) any corporation, partnership, other entity or person which acquires a controlling interest in the corporate stock of Tenant or acquires substantially all of the assets of Tenant as a going concern of the business that is being conducted on the Premises provided that in case of any of the foregoing transfers said assignees assumes in full the obligations of Tenant under the Lease.

15. WAIVER OF SUBROGATION. Landlord and Tenant shall each obtain from their respective insurers under all policies of fire and other casualty insurance maintained by either of them at any time during the term, insuring or covering the Premises or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer of one party might otherwise have against the other party, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorney's fees, resulting from the failure to obtain such waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+ AAA or better in "Best's Insurance Guide". Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord. The minimum acceptable amount of comprehensive liability insurance is $2,000,000.00 to indemnify against the claim of one person and $2,000,000.00 against the claims of two or more persons in any occurrence, and property damage insurance in amount of not less than $2,000,000.00 per occurrence or combined single limit of $1,000,000.00 comprehensive liability and property damage insurance. Tenant shall also obtain and keep in force fire and property damage insurance insuring Tenant's personal property in the Premises for the full actual replacement cost thereof.

17.  SERVICES AND UTILITIES.

     17.a. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises 24 hours per day except in the case of emergencies and repairs and subject to Paragraph 17.b. and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reductions of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

     17.b. Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engine.

18. PROPERTY TAXES. Tenant shall Pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the

Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. No property taxes due to sale of property shall be passed through should property be sold before the end of the 24th month of the lease.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules by any other tenants or occupants. *And shall be subordinate to the Lease.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of LANDLORD, SUCH OCCUPANCY SHALL BE A TENANCY FROM MONTH TO MONTH AT A RENTAL IN THE AMOUNT EQUAL TO ONE HUNDRED FIFTY (150%) PERCENT OF THE RENT IN EFFECT DURING THE LAST MONTH OF THE TERM, PLUS ALL OTHER CHARGES PAYABLE HEREUNDER, AND UPON ALL THE TERMS HEREOF APPLICABLE TO A MONTH TO MONTH TENANCY.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord shall give Tenant
24 hour notice except in an emergency. *Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. for each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. *except for Landlords gross neglegence or willfull misconduct.

22.  RECONSTRUCTION.

     22.a. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

     22.b. In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the the full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten (10%) percent of the full replacement cost, then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of such termination. *SEE INSERT #3

INSERT #3

If the Premises are damaged or destroyed or if the Building is damaged and if such damage materially interferes with Tenant's use of the Premises, and the Premises or the Building cannot be rebuilt and made fit for the purposes of Tenant within one hundred twenty (120) days of the damage or destruction, or if Landlord fails to proceed with reasonable diligence to rebuild the Premises or Building, or if the Premises or Building are not rebuilt within one hundred twenty (120) days, Tenant may, at its option, terminate this Lease by notice of such termination to Landlord within thirty (30) days after such damage or destruction, or failure of Landlord to proceed with reasonable diligence.

     22.c. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     22.d. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

     22.e. The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT. The occurrence of anyone or more of the following events shall constitute a default and breach of this Lease by Tenant.

     23.a. The vacating or abandonment of the Premises by Tenant;

     23.b. The failure by Tenant to make any payment of rent required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) business days after written notice thereto by Landlord to Tenant;

           *The failure by Tenant to make any payment as and when due, other than rent, where such failure shall continue for a period of ten (10) business days after written notice thereof by Landlord to Tenant;

     23.c. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.b. above, within the time period therefor specified herein, or if no time period is specified, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

     23.d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

24. REMEDIES IN DEFAULT. In the event of any such material default or breach by tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

     24.a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord shall be entitled to recover from Tenant all damages incurred by landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided, that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the maximum legal rate. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (a) taking possession of the Premises and recovering from Tenant the amount specified in this paragraph, or
(b) proceeding under the provisions of the following Article 24.b.

     24.b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     24.c. Pursue any other remedy now or hereafter available to landlord under the laws or judicial decision of the State in which the Premises located.

25. EMINENT DOMAIN. If more than twenty-five (25%) percent of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five (25%) percent of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided, *SEE INSERT #4

26. OFFSET STATEMENT. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any; (b) acknowledging that there are not, to Tenant's actual knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed; and (c) setting forth any other matters which Landlord may reasonably request. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

27. PARKING. Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, if any, subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities as a result of Government Legislation which may be established or altered by Landlord at any time or from time to time during the term hereof.

28. AUTHORITY OF PARTIES.

    28.a. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

INSERT #4

Notwithstanding anything to the contrary in this Section 25, Tenant shall have the right to recover from the condemning authority such Compensation as may be separately awarded to Tenant as compensation for (i) the value of Tenant's personal property, trade fixtures, alterations, and additions; (ii) the value of leasehold improvements paid for by Tenant; (iii) Tenant's relocation costs; (iv) the value of Tenant's leasehold interest in the Premises; (v) Tenant's loss of business and business interruption; and (vi) all other provable damages.

     28.b. Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to Landlord's interest in the Building and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in the Building.

29.  GENERAL PROVISIONS.

     (i) Plats and Riders. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

     (ii) Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

     (iii) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sufficient if delivered in person or sent by United States Mail, postage prepaid, addressed to the Landlord at the Office of the Building, or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Any such notice is effective at the time of delivery.

     (iv) Joint Obligation. If there be more than one Tenant the obligations hereunder imposed upon Tenants shall be joint and several.

     (v) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (vi) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     (vii) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     (viii) Recordation. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

     (ix) Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     (x) Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver or Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     (xi) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     (xii) Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

     (xiii) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

     (xiv) Sale of Premises by Landlord. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

     (xv) Subordination, Attornment. Subject to Tenants non-disturbance rights set forth in this Section (XV). Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage, or deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

             In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust make by the Landlord covering the Premises, provided such purchaser shall be deemed to recognize Tenants non-disturbance right set forth in this Section
(XV), the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

             The provisions of this Article to the contrary notwithstanding, and so long as there exists no uncured defaults under Section (23) by Tenant, hereunder, this Lease and Tenants rights hereunder shall remain in full force and effect for the full term hereof. Tenant hereby agrees to modify the Lease as may reasonably be required from time to time by any lending institution obtaining a security interest in the Building, so long as such modification does not materially increase the obligations of Tenant hereunder.

             In the event of any default on the part of Landlord, Tenant shall use reasonable efforts to give notice by registered mail to any lender holding a security interest in the Building whose name has been provided to Tenant and shall offer such lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure or other appropriate legal proceedings, if such should prove necessary to effect a cure.

     (xvi) Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

     (xvii) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof of such other provision shall remain in full force and effect.

     (xviii) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     (xix) Choice of Law. This Lease shall be governed by the laws of the State in which the premises are located.

     (xx) Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

30. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only Grubb & Ellis and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

31. LEASEHOLD IMPROVEMENTS. The Landlord shall provide, prior to delivery of possession, the following leasehold improvements in addition to improvements already made to the Premises. Including the addition of one (1) conference room with built-in lower cabinets on one wall.

32.  FIRST RIGHT OF REFUSAL. See attached Addendum

33.  OPTION TO RENEW. See attached Addendum

          Any other improvements are the responsibility of Tenant, subject to Landlord's approval, as provided in Paragraph 10.

          The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

          If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.



                              ______________________________________________

                              By ___________________________________________


Address __________________    By ___________________________________________

__________________________    "LANDLORD"


                              ______________________________________________

                              By ___________________________________________

Address ___________________   By ___________________________________________

___________________________   "TENANT"

                             ADDENDUM TO THE LEASE

32. RIGHT OF FIRST REFUSAL Tenant shall have a Right of First Refusal for the contiguous space, upon written notice from Landlord containing the business parameters of a legitimate offer, subject to the rights of existing tenants. Tenant shall have four (4) business days to respond in writing to Landlord. In the event Tenant elects not to exercise this right within specified period Landlord has the right to lease space in substantial accordance with the terms and conditions presented to Tenant to tenant and this grant shall become null and void.

33.  OPTION TO RENEW

     a) Landlord hereby grants to Tenant one option (the "Option") to renew the term of this Lease, for an additional term of three (3) years, commencing when the initial Term expires, upon the terms and conditions set forth in this paragraph.

     b) Provided Tenant is not in default pursuant to this Lease, Tenant may exercise such option by giving Landlord written notice of its intention not less than six (6) months prior to the expiration of the then existing term of this Lease.

     c) If this option is exercised, the basic monthly Rent for the Premises shall become ninety-five (95%) percent of the then current fair market monthly rent ("Fair Market Rent") for the Premises as of the option period commencement date, as determined by the agreement of the parties or, if the parties cannot agree, within sixty (60) days prior to the latest date on which Tenant shall be entitled to exercise the Option, then by an appraisal. Notwithstanding the foregoing, the basic monthly Rent for the Premises during the Option period shall not be less than the basic monthly Rent for the last month of the initial Term. All other terms and conditions contained in the Lease and this Addendum, as the same may be amended from time to time by the parties in accordance with the provisions of the Lease, shall remain in full force and effect and shall apply during the Option term, except that Tenant shall have no further option to extend the Term hereof.

     d) If it becomes necessary to determine the fair market rental value of the Premises by appraisal, real estate appraiser(s), all of whom shall be members of the American Institute of Real Estate Appraisers and who have at least five (5) years experience appraising office space located in the vicinity of the Premises shall be appointed and shall act in accordance with the following procedures.

          (i) If the parties are unable to agree on the Fair Market Rent within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address 3, and qualifications of an appraiser selected by the party demanding an appraisal with (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the notifying party or select a second properly qualified appraiser by giving written notice of the name, address and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

       (ii) If only one appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the Fair Market Rent for the Premises within fifteen (15) days following his selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised Fair Market Rent.

       (iii) If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting, the appraisers shall attempt to determine the Fair Market Rent for the Premises as of the commencement date of the Option period by the agreement of at least two (2) of the appraisers.

       (iv) If two (2) or more of the appraisers agree on the Fair Market Rent for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notifying both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Fair Market Rent for the Premise all appraisers shall submit to Landlord and Tenant an independent appraisal of the Fair Market Rent for the Premises in simple letter form within twenty (20) days following appointment of the final appraiser. The parties shall then determine the Fair Market Rent for the Premises by averaging the appraisers; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

       (v) The appraisers' determination of Fair Market Rent shall be based on rental space of similar age, construction, size and location as the Premises with the improvements installed therein at Landlord's expense and shall take into account Tenant's obligations to pay additional rent under this Lease. In determining Fair Market Rent, the appraisers shall not consider any alterations installed in the Premises at Tenant's expense.

       (vi) If only one appraiser is selected, then each party shall pay one-half of the fees and expenses of that appraiser. If three appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half of the fees and expenses of the third appraiser. Notwithstanding anything to the contrary contained in this paragraph, if the rent during an Option period is determined by appraisal and if Tenant does not, in its sole discretion, approve the rental amount established by such appraisal, Tenant may rescind its exercise of the Option by giving Landlord written notice of such election within ten (10) days of receipt of all appraisals, provided such notice is delivered to Landlord no later than one hundred twenty (120) days before the end of the then current Term of the Lease. If Tenant rescinds its exercise of the Option, then (i) the Lease shall terminate on the thirtieth
(30th) day after Tenant's notice of rescission or on the date of the Lease would have otherwise terminated absent Tenant's exercise of the Option, whichever date is later, and (ii) Tenant shall pay all costs and expenses of the appraisal.

                             RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

Tenant shall not place anything or allow anything to be placed neat the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Tenant shall not alter any lock, or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employee or invitees shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe time weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the building by moving or maintaining any such safe or other property shall repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of the noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. No cooking shall be done or permitted by any Tenant on the Premises except the use of a microwave oven, coffee maker, toaster oven, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 11:00 a.m. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord. Excluding standard office equipment for normal office use.

14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant Except as Tenant's address.

17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

       FIRST AMENDMENT TO THE LEASE DATED NOVEMBER 4, 1991 BETWEEN PORTAL
           COMMUNICATIONS AND STEVENS CREEK OFFICE CENTER ASSOCIATES

31. LEASEHOLD IMPROVEMENTS. In lieu of the original agreement to provide a conference room with built-in lower cabinets on one wall, Landlord will provide Tenant as per Exhibit B:

1.  Upper and lower cabinets in the existing office marked as "a" build.

2. Cipher lock for computer room notes as "f" according to Tenant approved shop drawings dated February 10, 1992.

3.  Electrical outlets noted as "b", "c", "d", and "e".

4.  Door and directory signage with building standard typestyle and sizes.

5. 8 by 8 foot hottub, to be installed per Tenant request. [crossed out and initialed "KMM" and "JA"]

6. Countertop in open area marked as "g" build according to Tenant approved shop drawings dated February 19, 1992.

READ AND APPROVED:


STEVENS CREEK OFFICE                       PORTAL COMMUNICATIONS COMPANY
CENTER ASSOCIATES,
a California Limited Partnership


By: /s/ Katherine M. McLane               By: /s/ John Little
    ________________________________          ________________________________
    Katherine M. McLane                        John Little
    Managing Agent-Controller                  President

Date: ______________________________       Date: ______________________________

                           SECOND AMENDMENT TO LEASE

This Amendment dated May 27,1994, amends that certain Lease, dated November 4,1991, and previously amended by the First Amendment to Lease, dated March 5, 1992, by and between Stevens Creek Office Center Associates, a California limited partnership (therein called "Landlord") and Portal Communications Company (herein called "Tenant"). The leased Premises is defined as 20863 Stevens Creek Blvd., Suite 200, Cupertino, California 94014 which is approximately 2,773 rentable square feet.

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Premises is increased to include an additional 554 rentable contiguous square feet (herein called "Suite 200 B-2" and/or "Additional Premises"). The Initial Premises, together with the Additional Premises, comprise an area of approximately 3,327 rentable square feet (herein called "Revised Premises").

          Paragraph (3) TERM: The term of this Lease for the Revised Premises will commence on June 16, 1994 and will terminate on January 14, 1997.

          Paragraph (6) SECURITY DEPOSIT: The Security Deposit for the Revised Premises will be increased to an amount equal to one month's rent, or five thousand two hundred seventy-eight and 42/100 dollars ($5,278.42).

          Paragraph (7b) ADDITIONAL RENT:   Based upon the ratio between the
rentable square footage of the Revised Premises (approximately 3,327 square feet) and the rentable square footage of the Office Center, as defined in the Basic Lease Information (approximately 107,179 square feet), the Tenant's pro rata share is increased to 3.10%.

          Paragraph (5) BASE RENT: Tenant will pay to Landlord monthly, without demand, a Base Rent payment of five thousand three hundred forty-four and 90/1 00 dollars ($5,278.42) for the Revised Premises.

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Landlord will make necessary improvements to demise the additional premises. Tenant will accept the space "as is" with all the mechanical equipment and fixtures in good working condition.

Except as herein amended, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


LANDLORD:                                TENANT:

STEVENS CREEK OFFICE                     PORTAL COMMUNICATIONS COMPANY
CENTER ASSOCIATES,
a California Limited Partnership


By: /s/ John Volckmann                   By: /s/John Little
    _______________________________         _______________________________
    John Volckmann                           John Little
    General Partner                          President

Date: _____________________________      Date: _____________________________

                            THIRD AMENDMENT TO LEASE

This Amendment, dated October 19, 1994, amends that certain Lease, dated November 4, 1991, and previously amended by the First Amendment to Lease, dated March 5, 1992, and the Second Amendment to Lease dated May 27, 1994 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Communications Company (herein called "Tenant"). The leased Premises is commonly referred to as 20863 Stevens Creek Blvd., Suite 200, Cupertino, California 95014 which is approximately 3,327 rentable square feet.

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Premises is increased to include an additional 1,998 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard, Suite 300 (herein called "Additional Premises") further defined as Exhibit A. The Initial Premises, together with the Additional Premises, comprise an area of approximately 5,325 rentable square feet (herein called "Revised Premises").

          Paragraph (3) TERM: The term of the Lease for the Additional Premises will commence upon substantial completion of the Tenant Improvements for the Additional Premises and will terminate coterminous with Initial Premises on January 14, 1997.

          Upon determination of the Commencement Date of the Additional Premises, the parties shall execute the Commencement Date Memorandum for the Revised Premises attached hereto as Exhibit C. Failure to execute the Commencement Date Memorandum, however, shall not affect Landlord or Tenant's obligations hereunder.

          Paragraph (5) BASE RENT: For the purpose of defining the Base Rent for the Additional Premises only, Tenant will pay to Landlord without demand, a Base Rent payment of three thousand two hundred ninety-six and 60/100 dollars ($3,296.70). Effective January 14, 1995, the Base Rent for the Additional Premises will increase to three thousand three hundred ninety-six and 60/100 dollars ($3,396.70). The Base Rent payment for the Additional Premises will also be subject to a CPI adjustment at the beginning of the twelfth and twenty-fourth month of the term of the Additional Premises as defined in Paragraph 7a below.

          Paragraph (6) SECURITY DEPOSIT: Upon execution hereof, the Security Deposit for the Revised Premises will be increased to an amount equal to one month's rent, or eight thousand five hundred seventy-five and 12/100 dollars ($8,575.12).

          Paragraph (7a) RENT ADJUSTMENTS:

          At the times set forth in Paragraph 5 of the Basic Lease, the monthly Base Rent payable under paragraph 5 of this Lease shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of labor for All Urban Consumers (1982-84=100), "All Items," for the city nearest the location of the Office Center Project, herein referred to as "C.P.I.," since the date of this Lease.

          The monthly base rental shown in Paragraph 5 shall be adjusted annually on the anniversary date of the Lease by adjusting the "base rent" upward in the same percentage proportion that the Consumer Price Index, selected large cities, under the heading, "San Francisco-Oakland-San Jose" using 1994 as the reference base year for the retail prices of consumer goods and services, as compiled by the Bureau of Labor Statistics, United States Department of Labor, shall be increased or decreased over the price index of September 1994. The monthly rental shall not, in any event, be adjusted downward or decreased by reason of this paragraph. If at any time required for the determination of the adjustment to the base rent as provided in this paragraph, the above-mentioned index is no longer published or issued, or if the Landlord or Tenant is of the opinion that said index does not accurately reflect, in relationship to the date of execution of this Lease, the purchasing power of one dollar ($1.00), the parties shall use such other index as is then generally recognized and accepted for similar determinations of purchasing power.

          In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I., as reasonably determined by Landlord, shall be used to make such calculations.

          Tenant shall continue to pay rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Tenant shall make such payment to Landlord as will bring the increased rental current, commencing with the effective date through the date of any rental installments then due. Thereafter, the rental shall be at the increased rate.

          At such time as the amount of any chains in rental required by this Lease is known or determined, Landlord and Tenant shall execute all amendment to this Lease setting forth such change.

          Paragraph (7b) ADDITIONAL RENT: Based upon the ratio between the rentable square footage of the Revised Premises (approximately 5,325 square feet) and the rentable square footage of the Office Center, as defined in the Basic Lease Information (approximately 107,179 square feet), the Tenant's pro rata share is increased to 4.97%.

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Landlord agrees to perform certain work and to provide a Tenant Improvement Allowance for the Additional Premises as deemed in accordance with the attached Exhibit B.

Whereas, Landlord and Tenant have agreed to replace the existing paragraph in the Lease with the following:

          Paragraph (32) RIGHT OF FIRST OFFER: Tenant shall have a Right of First Offer for space contiguous to the Initial Premises at Fair Market Rent
(FMR). Landlord hereby grants to Tenant a continuing Right of First Offer to lease at FMR, additional premises within the 300 building of the 20863 Stevens Creek Boulevard portion of the Office Center complex (herein called "First Right Space"), subject to the pre-existing rights and/or options granted to current Tenants which shall take precedence. When First Right Space becomes available, Landlord shall provide Tenant with written notice ninety (90) days in advance of such availability, stating the available square footage, location within the building, the date upon which the First Right Space would become available, and the FMR. If Tenant desires to exercise its right to lease said First Right Space, Tenant shall respond in writing to Landlord within ten (10) business days. Failure of Tenant to so respond in writing shall be deemed a rejection of Tenant's rights to lease the First Right Space.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

In witness whereof, the parties hereto have executed this Amendment as of the date written below.

STEVENS CREEK OFFICE CENTER ASSOCIATES
A California limited partnership (Landlord)

By: /s/ John Volkman                            Date: _____________________
    _______________________________
    John Volkman
    General Partner

PORTAL COMMUNICATIONS COMPANY (Tenant)

By: /s/ John Little                               Date: _____________________
    _______________________________
    John Little
    President

                           FOURTH AMENDMENT TO LEASE

This Amendment, dated December 13, 1996, amends that certain Lease, dated November 4, 1991, and previously amended by the First Amendment to Lease, dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994 and the Third Amendment dated October 19, 1994 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Communication Company (herein called "Tenant"). The leased Premises is commonly referred to as 20863 Stevens Creek Blvd., Suite 200 and 300, Cupertino, California 95014 which comprise approximately 5,325 rentable square feet (herein called the "Initial Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (1) PARTIES: Tenant is redefined as Portal Information Network, Inc., a California corporation.

          Paragraph (2) PREMISES: The Premises is increased to include an additional 3,796 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard, Suite 260 (herein called "Additional Premises") further defined on Exhibit A. The Initial Premises, together with the Additional Premises, comprise an area of approximately 9,121 rentable square feet (herein called "Revised Premises").

          Paragraph (3) TERM: The Term of this Lease for the Additional Premises commence on April 1, 1997 and terminate on March 31, 2000. The Tern for the Initial Premises will be from January 15, 1997 and terminate March 31, 2000.

          Paragraph (5) BASE RENT: For the purpose of defining the Base Rent for the Initial Premises and the Additional Premises, Tenant will pay to Landlord, without demand, a Base Rent payment as follows:

                                         Initial Premises                Additional Premises
                                      ---------------------            -----------------------
1-15-97 thru 3-31-97                       $11,661.75
4-1-97 thru 3-31-98                        $11,661.75                        $ 9,490.00
4-1-98 thru 3-31-99                        $12,247.50                        $ 9,869.60
4-1-99 thru 3-31-2000                      $12,886.50                        $10,249.20

The original paragraph 32 is deleted and the following language inserted:

          Paragraph (32) RIGHT OF FIRST OFFER: Landlord hereby grants to Tenant a Continuing Right of First Offer to lease at Fair Market Rent (FMR), additional premises specifically within the Stevens Creek Office Center complex 20863 Stevens Creek Boulevard, buildings 100, 300 and 400 (herein called "First Right Space"), subject to the preexisting rights and/or options granted to current Tenants which shall take precedence. When First Right Space becomes available, Landlord shall provide Tenant with written notice ninety (90) days in advance of such availability, stating the available square footage, location within the building, the date upon which the First Right Space would become available, and the FMR. If Tenant desires to exercise its right to lease said First Right Space, Tenant shall respond in writing to Landlord within five (5) business days. Failure of Tenant to so respond in writing shall be deemed a rejection of Tenant's rights to lease the First Right Space.

The original paragraph 33 is deleted and the following language inserted:

          Paragraph (33) OPTION TO RENEW: Provided that Tenant is not in default under the Lease either at the time of exercise or at the time the Option Term commences, Tenant shall have the option to extend term of this Lease for one additional period of three (3) years ("Option Term") on the same terms, covenants and conditions provided in the Lease, except that there shall be no further options to extend, and upon such renewal the Base Rent due hereunder shall be equal to the FMR of the Revised Premises as reasonably determined by Landlord. Tenant shall exercise the option by giving Landlord written notice ("Option Notice") six (6) months prior to the expiration of the Term of this Lease. Landlord shall notify Tenant of the Base Rent for the Revised Premises within thirty (30) days of receipt of the Option Notice from Tenant. Tenant has ten (10) days to accept in writing the Base Rent for the Revised Premises.

          Failure to Exercise Option.  If Tenant shall fail to exercise the
          --------------------------
option herein provided, the option shall terminate, and shall be null and void and of no further force and effect. Tenant's exercise of the option shall not operate to cure any default by the Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant's right to possession of the Revised Premises shall terminate in any manner whatsoever before Tenant shall exercise the option herein provided, then immediately upon such termination, the option herein granted to extend the Term, shall simultaneously terminate and become null and void. If Tenant does not timely exercise the option granted herein, Tenant shall promptly, following demand by Landlord, execute, acknowledge and deliver to Landlord a release of option, quitclaim deed, or other such document as may be required or requested by Landlord to verify the termination of such option. Time is of the essence of this provision.

Except as herein amended or replaced, all covenants terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first above written.


LANDLORD:                                      TENANT:
STEVENS CREEK OFFICE                           PORTAL INFORMATION NETWORK, INC.
CENTER ASSOCIATES,                             a California Corporation
a California Limited Partnership

By:  Lalanne\Volckmann
     Its Managing Agent                        By: /s/ John Little
                                                  _____________________________

                                               Title: CEO
                                                      _________________________
By: /s/ Susan C. Kammerer
    _____________________________              Date: __________________________
    Susan C. Kammerer
    Chief Operating Officer

Date: ___________________________

                            FIFTH AMENDMENT TO LEASE

This Amendment, dated January 13, 1997 amends that certain Lease, dated November 4, 1991, and previously amended by the First Amendment to Lease, dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment dated October 19, 1994 and the Fourth Amendment to Lease dated December 13, 1996 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased Premises is commonly referred to as 20863 Stevens Creek Blvd., Suite 200, 260 and 300, Cupertino, California 95014 which comprise approximately 9,121 rentable square feet (herein called the "Initial Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Premises is increased to include an additional 4,447 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard, Suite 100 (herein called "Additional Premises") further defined on Exhibit A. The Initial Premises, together with the Additional Premises, comprise an area of approximately 13,568 rentable square feet (herein called "Revised Premises").

          Paragraph (3) TERM: The Term for the Additional Premises will commence upon Landlord's delivery of the Premises to Tenant, anticipated to be January 27, 1997 for Suite 100. The suite will be coterminous with the Initial Premises and terminate on March 31, 2000.

          Upon determination of the Commencement Date of the Additional Premises, the parties shall execute the Commencement Date Memorandum for the Revised Premises attached hereto as Exhibit C. Failure to execute the Commencement Date Memorandum, however, shall not affect Landlord or Tenant's obligations hereunder.

          Paragraph (5) BASE RENT: For the purpose of defining the Base Rent for the Additional Premises, Tenant will pay to Landlord, without demand, a Base Rent payment as follows for the Additional Premises to be added to the Base Rent payable for the Initial Premises:

                                             Rent/SF                      Monthly Rent Due
                                       --------------------            ----------------------
Months 1-12                                   $2.60                        $11,562.20
Months 13-24                                  $2.70                        $12,006.90
Months 25-3/31/2000                           $2.80                        $12,451.60

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Landlord agrees to perform certain work for the Additional Premises as defined in accordance with the attached Exhibit B.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written below.


LANDLORD:                               TENANT:
STEVENS CREEK OFFICE                    PORTAL INFORMATION NETWORK, INC.
CENTER ASSOCIATES,                      a California corporation
a California Limited Partnership

By:  Lalanne\Volckmann
     Its Managing Agent
                                        By: /s/ John Little
                                            ____________________________
                                            John Little
                                            President
By: /s/ Susan C. Kammerer
    __________________________          Date: __________________________
    Chief Operating Officer

Date: ________________________

                            SIXTH AMENDMENT TO LEASE

This Amendment, dated February 26, 1997, amends that certain Lease, dated November 4, 1991, and previously amended by the First Amendment to Lease, dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment dated October 19, 1994, the Fourth Amendment to Lease dated December 13, 1996 and the Fifth Amendment to Lease dated January 13, 1997 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased Premises is commonly referred to as 20863 Stevens Creek Blvd., Suite 200, 260 and 300, Cupertino, California 95014 which comprise approximately 13,568 rentable square feet (herein called the "Initial Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Premises is increased to include an additional 1,878 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard., Suite 410 (herein called "Additional Premises") further defined on Exhibit A. The Initial Premises, together with the Additional Premises, comprise an area of approximately 15,446 rentable square feet (herein called "Revised Premises").

          Paragraph (3) TERM: The Term for the Additional Premises will commence upon execution of this Amendment The Additional Premises will be coterminous with the Initial Premises which will terminate March 31, 2000.

          Upon determination of the Commencement Date of the Additional Premises, the parties shall execute the Commencement Date Memorandum for the Revised Premises attached hereto as Exhibit C. Failure to execute the Commencement Date Memorandum, however, shall not affect Landlord or Tenant's obligations hereunder.

          Paragraph (5) BASE RENT: For the purpose of defining the Base Rent for the Additional Premises, Tenant will pay to Landlord, without demand, a Base Rent payment as follows for the Additional Premises to be added to the Base Rent payable for the Initial Premises. Rent will commence for the Additional Premises on February 15, 1997.

                                     Rent/SF                    Monthly Rent Due
                                   ----------                 --------------------
Months 1-12                           $2.60                        $4,882.80
Months 13-24                          $2.70                        $5,070.60
Months 25-3/31/2000                   $2.80                        $5,258.40

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Landlord agrees to perform certain work for the Additional Premises as defined in accordance with the attached Exhibit B. If the Tenant Improvements are not completed by March 31, 1997, rent shall be abated from then until the Commencement Date.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease as stated remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first above written.


LANDLORD:                                 TENANT:
STEVENS CREEK OFFICE                      PORTAL INFORMATION NETWORK, INC.
CENTER ASSOCIATES,                        a California corporation
a California Limited Partnership

By:  Lalanne\Volckmann
     Its Managing Agent                   By: /s/ John Little
                                              _______________________________
                                              John Little
By: /s/ Susan C. Kammerer                     President
    ______________________________
    Susan C. Kammerer
    Chief Operating Officer               Date: _____________________________

Date: ____________________________

                           SEVENTH AMENDMENT TO LEASE

This Amendment, dated July 8, 1997, amends that certain Lease, dated November 4, 1991, and previously amended by the First Amendment to Lease, dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment dated October 19, 1994, the Fourth Amendment to Lease dated December 13, 1997, Fifth Amendment to Lease dated January 13, 1997 and the Sixth Amendment to Lease dated February 26, 1997 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased premises is commonly referred to as 20863 Stevens Creek Blvd., Suite 100, 200, 260, 300 and 410, Cupertino, California 95014 which comprise approximately 15,446 rentable square feet (herein called the "Initial Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Initial Premises is increased to include two additional suites: 1,965 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard, Suite 320 and 1,225 rentable square feet commonly referred to as 20863 Stevens Creek Blvd., Suite 340 (herein combined and called the "Additional Premises") further defined on Exhibit A-1 and Exhibit A-2. The Initial Premises together with the Additional Premises, comprise an area of approximately 18,636 rentable square feet (herein called the "Revised Premises").

          Paragraph (3) TERM: The Term for the Additional Premises shall commence as indicated in Paragraph 5 below and be coterminous with the Initial Premises, terminating March 31, 2000.

          Upon determination of the Commencement Date of the Additional Premises, the parties shall execute a Commencement Date Memorandum for each suite comprising the Additional Premises.

          Paragraph (5) BASE RENT: For the purpose of defining the Base Rent for the Additional Premises, Tenant will pay to Landlord, without demand, a Base Rent payment as follows for the Additional Premises to be added to the Base Rent payable for the Initial Premises. Rent will commence when Landlord delivers possession of the Additional Premises. Base Rent for the Additional Premises will be as follows:

Suite 320  Anticipated to commence July 9, 1997

                                  Rent/SF               Monthly Rent Due
                               --------------         ---------------------
Months 1-12                        $2.65                    $5,207.25
Months 13-24                       $2.75                    $5,403.75
Months 25-3/31/2000                $2.85                    $5,600.25


   Suite 340   Anticipated to commence August 4,1997

                                 Rent/SF                     Monthly Rent Due
                              ------------                ----------------------
Months 1-12                      $2.65                         $3,246.25
Months 13-24                     $2.75                         $3,368.74
Months 25-3/31/2000              $2.85                         $3,491.25

          Paragraph (13) ASSIGNMENT AND SUBLETTING: will be deleted in its entirety and replaced with the following:

          Tenant shall neither voluntarily nor by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior written consent of Landlord. No subletting or assignment, including by operation of law, shall be allowed without Ninety (90) days prior written consent of Landlord and such written consent may be withheld or denied for any reason or for no reason. Upon any requested assignment or subletting of 36 % or more of the Premises, Landlord may elect to terminate this lease upon not less than thirty (30) days written notice, and recover possession of the premise at the expiration of such time. Landlord upon receipt of such notice will respond within five (5) business days whether or not it intends to consent to the assignment or subletting or whether it intends to terminate the Lease. Tenant may sublet a portion of the leased Premises, with Landlord's consent, which consent will not be unreasonably withheld, for a period not to exceed twelve (12) months as long as the portion of the sublet space does not exceed thirty-five (35%) of the total square footage of the leased Premises.

          A consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. If Tenant shall assign, sublet or otherwise transfer this Lease or the Premises, or any portion thereof, with Landlord's consent, Tenant shall pay to Landlord as additional rent, as and when received, one-half of all amounts received by Tenant from such assignment, subletting or transfer, in excess of the amounts required to be paid by Tenant to Landlord pursuant to this Lease.

          Notwithstanding anything to the contrary herein above, Tenant may assign this Lease, or sublet a portion thereof as defined above, without Landlord's consent to any of the following: i) any corporation or other entity which controls, is controlled by, or is under common control with Tenant; ii) any corporation or other entity resulting from the merger or consolidation of Tenant; iii) any corporation, partnership, other entity or person which acquires a controlling interest in the corporate stock of Tenant or acquires substantially all of the assets of Tenant as a going concern of the business that is being conducted on the Premises provided that in case of any of the foregoing transfers said assignee assumes in full the obligations of Tenant under the Lease.

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Tenant accepts the space in its current configuration and "as is" condition except that in Suite 320 Landlord will at its sole cost and expense install new carpet and paint and repair the walls. Landlord will cause to be built for Tenant, at its sole cost and expense, an access between suites 300 and 320 as identified on Exhibit B. Landlord will not require Tenant to remove this improvement upon expiration of the Term. Landlord warrants that the electrical, plumbing and major building systems will be in good operating conditions upon Tenant occupying the space.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written below.


LANDLORD:                                 TENANT:
STEVENS CREEK OFFICE                      PORTAL INFORMATION NETWORK, INC.
CENTER ASSOCIATES,                        a California corporation
a California Limited Partnership

By: Lalanne\Volckmann
    Its Managing Agent

    /s/ Susan C. Kammerer                    /s/ John Little
__________________________________        ___________________________________
    Susan C. Kammerer                        John Little
    Chief Operating Officer                  President

Date: ____________________________        Date: _____________________________

                           EIGHTH AMENDMENT TO LEASE

This Amendment, dated July 10, 1997, amends that certain Lease, dated November 4, 1991, previously amended by the First Amendment to Lease, dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment. to Lease dated October 19, 1994, the Fourth Amendment to Lease dated December 13, 1996, the Fifth Amendment to Lease dated January 13, 1997, the Sixth Amendment to Lease dated February 26, 1997 and the Seventh Amendment to Lease dated July 8, 1997 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased premises is commonly referred to as 20863 Stevens Creek Blvd., Suite 100, 200, 260, 300, 320, 340 and 410, Cupertino, California 95014 which comprise approximately 18,636 rentable square feet (herein called the "Initial Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Initial Premises is increased to include 2,173 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard, Suite 456, Cupertino, CA 95014 (herein called the "Additional Premises") further defined on Exhibit A. The Initial Premises, together with the Additional Premises, comprise an area of approximately 20,809 rentable square feet (herein called the "Revised Premises").

          Paragraph (3) TERM: The Term for the Additional Premises shall commence as indicated in Paragraph 5 below and be coterminous with the Initial Premises, terminating March 31, 2000.

          Upon determination of the Commencement Date of the Additional Premises, the parties shall execute a Commencement Date Memorandum far each suite comprising the Additional Premises.

          Paragraph (5) BASE RENT: For the purpose of defining the Base Rent for the Additional Premises, Tenant will pay to Landlord, without demand, a Base Rent payment as follows for the Additional Premises to be added to the Base Rent payable for the Initial Premises. Rent will commence when Landlord delivers possession of the Additional Premises. Base Rent for the Additional Premises will be as follows:

Suite 456      Anticipated to commence July 22, 1997


                              Rent/SF                  Monthly Rent Due
                            -----------            ------------------------
Months 1-12                    $2.65                       $5,758.45
Months 13-24                   $2.75                       $5,975.75
Months 25-3/31/2000            $2.85                       $6,193.05


          Paragraph (31) LEASEHOLD IMPROVEMENTS: Tenant accepts the space in its current configuration and "as is" condition except Landlord, at its sole cost and expense, will have the carpets cleaned. Landlord warrants that the electrical, plumbing and major building systems will be in good operating conditions upon Tenant occupying the space.

Landlord will cause to be built for Tenant, at Tenant's sole cost and expense, an access between suites 456 and 410 as identified on Exhibit B. Landlord will allow Tenant to remove existing improvements in the middle of the space as indicated on the Attached Exhibit B. Landlord will not require Tenant to restore these improvements upon expiration of the Lease. Tenant acknowledges that a final improvement plan must be submitted to Landlord for approval before work commences.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written below.


LANDLORD:                                      TENANT:
STEVENS CREEK OFFICE                           PORTAL INFORMATION NETWORK, INC.
CENTER ASSOCIATES,                             a California corporation
a California Limited Partnership


By:  Lalanne\Volckmann
     Its Managing Agent

    /s/ Susan C. Kammerer                          /s/ John Little
__________________________________             ________________________________
    Susan C. Kammerer                              John Little
    Chief Operating Officer                        President

Date: ____________________________             Date: __________________________

                            NINTH AMENDMENT TO LEASE

This Amendment, dated November 18, 1997, amends that certain Lease, dated November 4, 1991, previously amended by the First Amendment to Lease, dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment to Lease dated October 19, 1994, the Fourth Amendment to Lease dated December 13, 1996, the Fifth Amendment to Lease dated January 13, 1997, the Sixth Amendment to Lease dated February 26, 1997, the Seventh Amendment to Lease dated July 8, 1997 and the Eighth Amendment to Lease dated July 10, 1997 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased premises is commonly is commonly referred to as 20863 Stevens Creek Blvd., Suite 100, 200, 260, 300, 320 340, 410 and 456, Cupertino, California 95014 which comprise approximately 20,809 rentable square feet (herein called the "Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

The original paragraph 32 is deleted and the following language inserted:

          Paragraph (32) RIGHT OF FIRST OFFER: Landlord hereby grants to Tenant a continuing Right of First Offer to lease at Fair Market Rent (FMR) all or a portion of 20883 Stevens Creek Blvd., ("ACI Space"), and 20863 Stevens Creek Blvd., Buildings 100, 300 and 400 all situated in Cupertino, CA (herein called "First Right Space"). As soon as Landlord is notified that the First Right
Space will become available, but no later than ninety (90) days in advance of such availability, Landlord shall notify Tenant in writing, stating the available square footage, location within the Property, the date upon which the First Right Space will become available and the FMR (based upon a minimum of five (5) years for the ACI Space) (the "Terms"). Tenant shall either accept or reject the Terms within seven (7) business days. Failure of Tenant to so respond in writing within seven business (7) days shall be deemed a rejection of Tenant's rights to lease the First Right Space.

          Paragraph (34) Landlord's Work: If Tenant should lease or sublease space in 20883 Stevens Creek Blvd., Cupertino, CA, then Landlord will provide Tenant with an allowance ("Allowance") to be used to reimburse the cost to install conduit between 20883 Stevens Creek Blvd., Cupertino, CA and 20863 Stevens Creek Blvd, (Suite 100), Cupertino, CA. Landlord will not be obligated to advance more thin 50% of the total cost of the work with a maximum Allowance of Five Thousand Dollars ($5,000,00). Tenant will provide Landlord with a copy of the scope of work and cost for Landlord's approval prior to the commencement of such work.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


LANDLORD:                                  TENANT:
STEVENS CREEK OFFICE                       PORTAL INFORMATION NETWORK, INC.
CENTER ASSOCIATES,                         a California Corporation
a California Limited Partnership

By:  Lalanne\Volckmann
     Its Managing Agent                    By: /s/ Richard C. Spalding
                                               ____________________________
                                               Vice President,
                                               Chief Financial Officer
By: /s/ Susan C. Kammerer
    ______________________________
    Susan C. Kammerer                      Date: __________________________
    Chief Operating Officer

Date: ____________________________

                            TENTH AMENDMENT TO LEASE

This Amendment, dated February 2, 1998, amends that certain Lease, dated November 4, 1991, previously amended by the First Amendment to Lease dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment to Lease dated October 19, 1994, the Fourth Amendment to Lease dated December 13, 1996, the Fifth Amendment to Lease dated January 13, 1997, the Sixth Amendment to Lease dated February 26, 1997, the Seventh Amendment to Lease dated July 8, 1997, the Eighth Amendment to Lease dated July 10, 1997 and the Ninth Amendment to Lease dated November 18, 1997 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased premises is commonly referred to as 20863 Stevens Creek Blvd., Suites 100, 200, 260, 300, 320, 340, 410 and 456, Cupertino, California
95014 which comprise approximately 20,809 rentable square feet (herein called the "Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Premises is increased to include 1,098 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard, Suite 330, Cupertino, CA 95014 (herein called the "Additional Premises") further defined on Exhibit A. The Premises, together with the Additional Premises, comprise an area of approximately 21,907 rentable square feet (herein called the "Revised Premises").

          Paragraph (3) TERM: The Term for the Additional Premises shall commence as indicated in Paragraph 5 below and be coterminous with the Premises, terminating March 31, 2000.

          Upon determination of the Commencement Date of the Additional Premises, the parties shall execute a Commencement Date Memorandum for each suite comprising the Additional Premises. [crossed out and initialed in original]

          Paragraph (5) BASE RENT: Tenant will pay to Landlord, without demand, a Base Rent payment for the Additional Premises as follows to be added to the Base Rent payable for the Premises. Rent for the Additional Premises will commence March 1, 1998.

Suite 330

                                                   Rent/SF                     Monthly Rent Due
                                                   -------                     ----------------
March 1, 1998 to January 31, 1999                   $3.00                         $3,294.00

February 1, 1999 to January 31, 2000                $3.12                         $3,425.76

February 1, 2000 to March 31, 2000                  $3.24                         $3,557.52

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Tenant accepts the space in its current configuration and "as is" condition. Landlord warrants that the electrical, plumbing and major building systems will be in good operating condition upon Tenant's acceptance of the Additional Premises.

Landlord acknowledges that Tenant at its sole cost and expense will install a passage way between Suite 320 and Suite 330 (including the demolition of the room in suite 320 adjacent to the passageway) and replace the carpet with Tenant's standard carpet (as previously installed in suite 320). Landlord will not require Tenant to restore these improvements upon expiration of the Least unless damaged beyond normal wear and tear.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


LANDLORD:                                      TENANT:
STEVENS CREEK OFFICE                           PORTAL INFORMATION NETWORK, INC.
CENTER ASSOCIATES,                             a California Corporation
a California Limited Partnership

BY:  Lalanne\Volckmann
     Its Managing Agent


By: /s/ Susan C. Kammerer                      By: /s/ John Little
    __________________________                     ____________________________
    Chief Operating Officer                        President

Date: _________________________                Date: __________________________

                          ELEVENTH AMENDMENT TO LEASE

This Amendment, dated May 6, 1998, amends that certain Lease, dated November 4, 1991, previously amended by the First Amendment to Lease March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment to Lease dated October 19, 1994, the Fourth Amendment to Lease dated December 13, 1996, the Fifth Amendment to Lease dated January 13, 1997, the Sixth Amendment to Lease dated February 26, 1997, the Seventh Amendment to Lease dated July 8, 1997, the Eighth Amendment to Lease dated July 10, 1997, the Ninth Amendment to Lease dated November 18, 1997 and the Tenth Amendment to Lease dated February 2, 1998 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased premises is commonly referred to as 20863 Stevens Creek Blvd., Suites 100, 200, 260, 300, 320, 330, 340, 410 and 456, Cupertino, California 95014 which comprise approximately 21,907 rentable square feet (herein called the "Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Premises is increased to include 1,230 rentable square feet commonly referred to as 20863 Stevens Creek Boulevard, Suite 400, Cupertino, CA 95014 (herein called the "Additional Premises") further defined on Exhibit A. The Premises, together with the Additional Premises, comprise an area of approximately 23,137 rentable square feet (herein called the "Revised Premises").

          Paragraph (3) TERM: The Term for the Additional Premises shall commence on May 1, 1998 and be coterminous with the Premises, terminating March 31, 2000.

          Paragraph (5) BASE RENT: Tenant will pay to Landlord, without demand, a Base Rent payment for the Additional Premises as follows to be added to the Base Rent payable for the Premises. Rent for the Additional Premises will commence May 1, 1998.


TERM                             RATE                             MONTHLY RENT DUE
--------------------------------------------------------------------------------------
5/1/98 through 4/30/99           $3.00 per square foot            $3,690.00

5/1/99 through 3/31/00           $3.12 per square foot            $3,837.60

          Paragraph (6) SECURITY DEPOSIT: Upon execution hereof, Tenant shall increase its Security Deposit for the Revised Premises to include an additional amount equal to one month's rent for Suite 330 ($3,294.00) and Suite 400 ($3,690.00) or a total increase of six thousand nine hundred eighty-four and 00/100 dollars ($6,984.00).

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Tenant accepts the space in its current configuration and "as is" condition except that the parties agree that Tenant may install, at its sole cost and expense, the improvements described on the attached Exhibit A. Tenant agrees that it will bear the cost of enclosing the proposed kitchen as well as the construction of one (1) additional private office, at Landlord's discretion, upon termination of the Lease. Landlord warrants that the electrical, plumbing and major building systems will be in good operating condition upon Tenant's acceptance of the Additional Premises.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


LANDLORD:                                      TENANT:
STEVENS CREEK OFFICE                           PORTAL INFORMATION NETWORK, INC.,
CENTER ASSOCIATES,                             a Calilfornia corporation
a California Limited Partnership

BY:  Lalanne\Volckmann
     Its Managing Agent                        By: /s/ John Little
                                                   ____________________________
                                                   John Little
By: /s/ Susan C. Kammerer                          President
    ________________________________
    Susan C. Kammerer
    Vice President                             Date: __________________________

Date: ______________________________

                           TWELFTH AMENDMENT TO LEASE

This Amendment, dated May 31, 1998 for reference purposes only, amends that certain Lease, dated November 4, 1991, previously amended by the First Amendment to Lease dated March 5, 1992, the Second Amendment to Lease dated May 27, 1994, the Third Amendment to Lease dated October 19, 1994, the Fourth Amendment to Lease dated December 13, 1996, the Fifth Amendment to Lease dated January 13, 1997, the Sixth Amendment to Lease dated February 26, 1997, the Seventh Amendment to Lease dated July 8, 1997, the Eighth Amendment to Lease dated July 10, 1997, the Ninth Amendment to Lease dated November 18, 1997, the Tenth Amendment to Lease dated February 2, 1998, and the Eleventh Amendment to Lease dated May 5, 1998 by and between Stevens Creek Office Center Associates, a California limited partnership (herein called "Landlord") and Portal Information Network, Inc., a California corporation (herein called "Tenant"). The leased premises is commonly referred to as 20863 Stevens Creek Blvd., Suites 100, 200, 260, 300, 320, 330, 340, 400, 410 and 456, Cupertino, California 95014 which comprise approximately 23,137 rentable square feet (herein called the "Premises").

Whereas, Landlord and Tenant have agreed to amend the Lease as follows:

          Paragraph (2) PREMISES: The Premises is increased to include approximately 3,857 rentable square feet commonly referred to as 20853 Stevens Creek Boulevard, Suite 540 (expanded to include approximately 525 square feet of Suite 560), Cupertino, CA 95014 (herein called the "Additional Premises") further defined on Exhibit A. The Premises, together with the Additional Premises, comprise an area of approximately 26,994 rentable square feet (herein called the "Revised Premises").

          Paragraph (3) TERM: The Term for the Additional Premises shall commence On June 8, 1998 and be coterminous with the Premises, terminating March 31, 2000.

          Paragraph (5) BASE RENT: Tenant will pay to Landlord, without demand, a Base Rent payment for the Additional Premises as follows to be added to the Base Rent payable for the Premises. Rent for the Additional Premises will commence June 8, 1998.


TERM                                              MONTHLY RENT DUE

--------------------------------------------------------------------------
6/1/98 through 5/31/99                                $11,820.30

6/1/99 through 3/31/00                                $12,293.11

          Paragraph (6) SECURITY DEPOSIT: Upon execution hereof, Tenant shall increase its Security Deposit for the Revised Premises to include an additional amount equal to one month's rent for the Additional Premises Twelve thousand two hundred ninety-three and 11/100 dollars ($12,293.11).

          Paragraph (31) LEASEHOLD IMPROVEMENTS: Landlord warrants that the electrical, plumbing and major building systems will be in good operating condition upon

Tenant's acceptance of the Additional Premises. Tenant. shall reimburse Landlord for the cost to remove the carpet in Suite 540 and the demising wall between Suite 530 and 540 and shall, at its sole cost and expense, recarpet the Additional Premises with Tenant's standard carpet. Landlord will construct a minimum of three (3) new perimeter offices along the rear window wall in Suite 540 and demise the Additional Premises by the installation of a full height wall adjacent to Suite 560.

Except as herein amended or replaced, all covenants, terms and conditions of the Lease stated above remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


LANDLORD:                                      TENANT:
STEVENS CREEK OFFICE                           PORTAL INFORMATION NETWORK, INC.,
CENTER ASSOCIATES,                             a California corporation
a California Limited Partnership

BY:  Lalanne\Volckmann
     Its Managing Agent                        By: /s/ John Little
                                                   ____________________________
                                                   John Little
By: /s/ Susan C. Kammerer                          President
   _________________________
Susan C. Kammerer
Vice President                                 Date: __________________________

Date: _______________________

                                       2